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                                                                      EXHIBIT 32

        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

                                                                  August 5, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

     The certification set forth below is being submitted in connection with the quarterly report on Form 10-Q of American Cable TV Investors 5, Ltd. (the "Report") for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code.

     Brian L. Roberts, the Principal Executive Officer, Lawrence S. Smith, the Co-Chief Financial Officer and John R. Alchin, the Co-Chief Financial Officer of American Cable TV Investors 5, Ltd., each certifies that, to the best of his knowledge:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of American Cable TV Investors 5, Ltd.

                                          /s/ BRIAN L. ROBERTS
                                          --------------------------------------
                                          Name: Brian L. Roberts
                                          Principal Executive Officer

                                          /s/ LAWRENCE S. SMITH
                                          --------------------------------------
                                          Name: Lawrence S. Smith
                                          Co-Chief Financial Officer

                                          /s/ JOHN R. ALCHIN
                                          --------------------------------------
                                          Name: John R. Alchin
                                          Co-Chief Financial Officer